Putnam
Managed Municipal
Income Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-99


[LOGO: BOSTON * LONDON * TOKYO]


From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Perhaps the best way to look at fiscal 1999's performance of Putnam Managed Municipal Income Trust -- and the rest of the bond market for that matter -- is to focus on the opportunities that should lie in the wake of the market's second-worst year on record. Rising interest rates have pulled bond yields higher, but in so doing they have driven prices lower. The result has been subdued total returns across the board.

Municipal bonds are now yielding almost 97% as much as taxable bonds. This has attractive tax implications, especially for higher-income investors. Richard Wyke, your fund's manager, took advantage of this situation during the fiscal year. However, Rick was not looking only at the current income stream. He was also focusing on the attractive prices of some issues with solid credentials and on the potentially positive effect on the portfolio that an upswing in the bond market would have.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
December 15, 1999


Report from the Fund Manager

Richard P. Wyke

The Federal Reserve Board's bias toward raising interest rates, along with lingering questions about the strength of the economy, unnerved fixed-income investors for much of the 12 months ended October 31, 1999. Bond prices fell sharply and yields rose during the period, as investors grappled with fears of higher inflation. In October, however, some welcome economic news suggested that the vigorous U.S. economy might actually be cooling. Value-minded, tax-sensitive investors took advantage of the attractive bond prices, and municipal bond prices strengthened a bit. Although Putnam Managed Municipal Income Trust's performance has been in line with the overall direction of the municipal market, we have minimized the impact of rising interest rates by emphasizing the lower-credit sectors (Baa/BBB rated and below) and investing in intermediate to long/intermediate maturities.

Total return for 12 months ended 10/31/99

                  NAV                           Market price
------------------------------------------------------------------------
                -3.20%                             -7.72%
------------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 6.


* HIGHER RATES MAY HAVE SILVER LINING

There are no guarantees in investing, but if history tells us anything about bond investing, it is this: buying a bond fund after a bad year is generally a smart thing to do. The bond market has endured its toughest year since 1994, making it the second-worst year on record, due in part to two moves by the Fed to raise interest rates. Today we believe investors are faced with considerable opportunities just as investors were after the bond bear markets of 1989 and 1994.

The rise in interest rates produced one particularly desirable outcome. Yields across the municipal bond universe crossed into the 6% territory. The situation is creating attractive opportunities for investors to lock in additional income. Recently a 30-year Aaa/AAA-rated municipal bond offered a 6% yield, a superb level of tax-free income, registering almost 97% of the yield on a 30-year taxable Treasury bond. With inflation still remarkably low at 3% or less, the after-tax, after-inflation income returns are the highest they have been in years.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care          24.8%

Transportation       24.7%

Utilities            18.8%

Housing               4.8%

Education             2.9%

Footnote reads:
*Based on net assets as of 10/31/99. Holdings will vary over time.


Most municipalities have accelerated their bond issues out of concern that Y2K complications may affect the financial markets. We expect a supply void in the fourth quarter as issuers dodge any potential complications with settlement issues at year-end. If this occurs, it should support higher bond prices.

* TAX-EXEMPT PREFERRED SHARES -- A NEW OPPORTUNITY

Tax-exempt housing bonds have long played a role in your fund's investment strategy. These bonds are used in construction or substantial rehabilitation of existing low-income or multifamily housing. Preferred shares are also beginning to be used to finance such projects. Recently your fund participated in preferred share offerings by Charter Mac Equity Issuer Trust and MuniMae TE Bond Subsidiary, LLC, two publicly traded tax-exempt multifamily housing real estate investment trusts (REITs). We carefully weighed the above-market yields and positive credit fundamentals of the securities with their preferred equity status. (Unlike bonds, equities do not offer their holders legal recourse in the event of a bankruptcy.) Nevertheless, we strongly believe that these tax-exempt preferred shares, the first of their kind, offer a dynamic new way for investors to capitalize on the tax-free status of housing bonds. While these holdings, along with others discussed in this report, were viewed favorably during the period, all holdings are subject to review in accordance with the fund's investment strategy and may vary in the future.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Baa/BBB -- 26.2%

Ba/BB -- 13.1%

B and under -- 11.4%

Aaa/AAA -- 35.0%

Aa/AA -- 3.0%

A -- 11.3%

Footnote reads:
*As a percentage of market value as of 10/31/99. A bond rated Baa/BBB or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* UTILITIES, AIRLINES ARE BENEFICIARIES OF DEREGULATION

An industry undergoing deregulation is an industry ripe with opportunities. While the proverbial dust has settled in the airline industry for the most part, investors are reaping the benefits of greater efficiency and profitability. The utilities sector, however, is still rife with change -- with the dynamic investment opportunities such change creates -- as it enters a less regulated phase. Many of the fund's holdings are focused on providers of electricity through proprietary transmission and distribution systems rather than through the less stable generation of electric power.

Deregulation has been quite successful for the airline industry. In fact, a booming economy helped the sector post two years of record profits in 1997 and 1998. Today the industry remains quite attractive, but the recent surge in jet fuel prices, harsh hurricane weather, and the potential for fare wars are likely to pinch earnings near-term. We remain optimistic about the fund's holdings, including investments in American Airlines, given the increased level of international travel brought on by economic recovery in Asia and Latin America. In addition, distribution costs are falling as commission payments to travel agents decline and bookings through Web sites increase.

Elsewhere in the transportation sector, Denver City and County Airport revenue bonds benefited from a recent FAA study that announced that this relatively new airport had the fewest delays of any other U.S. airport in 1998. In addition, the Union Pacific Railroad bonds strengthened on news that cost-cutting and improved intermodal service increased earnings dramatically for the first nine months of 1999 compared with the same period in 1998.

* STEEPENING YIELD CURVE BENEFITS LEVERAGING STRATEGY

Interest rates on long-term municipal bonds climbed approximately half a percentage point during the period. Shorter-term rates rose less dramatically, resulting in a steeper municipal bond yield curve. The attractive spread between short- and long-term yields is positive for the fund's leveraging strategy.


"Whether it's restructuring their asset allocation, putting available cash to work after months of sideline-sitting, or just enhancing their already hefty tax-free portfolios, many retail investors are buying municipals with hurricane force."

-- The Bond Buyer, September 23, 1999


With leveraging, the fund issues preferred shares that pay dividends at prevailing short-term money market rates. These shares are sold to corporate and institutional investors; the resulting assets are then invested in longer-term bonds with higher yields. The difference between the rates paid to holders of preferred shares and the rates earned by the fund augment the flow of income to holders of common shares.

* A VOLATILE MARKET CALLS FOR PATIENCE, NOT PANIC

Although the Fed did not raise interest rates in October, it did take action in November, leading to expectations that further increases could follow. However, these expectations have already been priced into the bond market's behavior, clearing the way for better performance. There may be some stumbling blocks ahead, but we believe that the major ones are behind us. With this sentiment, we are more inclined to take slightly more risk in the portfolio now, extending maturities as opportunities arise. It has always been our belief that bear markets are not bad as long as investors do not overreact. Bear markets provide the opportunity to add yield, find exceptional credits, and improve call protection, strategies that can be exceptionally rewarding for shareholders over time.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/99, there is no guarantee the fund will continue to hold these securities in the future.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Managed Municipal Income Trust is designed for investors seeking high current income free from federal income tax through a diversified portfolio of tax-exempt securities.


TOTAL RETURN FOR PERIODS ENDED 10/31/99

                                      Lehman Bros.
                            Market     Municipal     Consumer
                    NAV     price     Bond Index    price index
------------------------------------------------------------------
1 year             -3.20%   -7.72%      -1.78%         2.69%
------------------------------------------------------------------
5 years            34.68    53.35       39.77         12.51
Annual average      6.14     8.93        6.93          2.39
------------------------------------------------------------------
10 years          106.72   124.81       99.21         33.92
Annual average      7.53     8.44        7.14          2.96
------------------------------------------------------------------
Life of fund
(since 2/24/89)   117.46   128.61      113.22         38.32
Annual average      7.54     8.11        7.35          3.09
------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 9/30/99 (most recent calendar quarter)

                                                  Market
(common shares)                      NAV           price
------------------------------------------------------------------
1 year                             -1.22%         -3.82%
------------------------------------------------------------------
5 years                            34.50          51.15
Annual average                      6.11           8.61
------------------------------------------------------------------
10 years                          113.18         124.63
Annual average                      7.86           8.43
------------------------------------------------------------------
Life of fund
(since 2/24/89)                   122.05         128.61
Annual average                      7.82           8.11
------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/99

------------------------------------------------------------------------------
Distributions (common shares)
------------------------------------------------------------------------------
Number                                             12
------------------------------------------------------------------------------
Income                                           $0.762
------------------------------------------------------------------------------
Capital gains1                                     --
------------------------------------------------------------------------------
  Total                                          $0.762
------------------------------------------------------------------------------
Preferred shares                 Series A        Series B        Series C
                               (550 shares)    (550 shares)    (650 shares)
------------------------------------------------------------------------------
Income                           $3412.69        $3429.67        $3369.26
------------------------------------------------------------------------------
Capital gains1                      --              --              --
------------------------------------------------------------------------------
  Total                          $3412.69        $3429.67        $3369.26
------------------------------------------------------------------------------
Share value (common shares)        NAV         Market price
------------------------------------------------------------------------------
10/31/98                          $9.82          $11.438
------------------------------------------------------------------------------
10/31/99                           8.77            9.813
------------------------------------------------------------------------------
Current return (common shares)
------------------------------------------------------------------------------
Current dividend rate2             8.69%           7.77%
------------------------------------------------------------------------------
Taxable equivalent3               14.38           12.86
------------------------------------------------------------------------------

1 Capital gain if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


Comparative benchmarks

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of independent accountants
For the fiscal year ended October 31, 1999

The Board of Trustees and Shareholders
Putnam Managed Municipal Income Trust

We have audited the accompanying statement of assets and liabilities of Putnam Managed Municipal Income Trust, including the fund's portfolio, as of October 31, 1999, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1998 and the financial highlights for each of the years in the four-year period ended October 31, 1998 were audited by other auditors whose report dated December 7, 1998 expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Managed Municipal Income Trust as of October 31, 1999, the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with generally accepted accounting principles.
                                                              KPMG LLP

Boston, Massachusetts
December 6, 1999



The fund's portfolio
October 31, 1999

KEY TO ABBREVIATIONS
AMBAC                  -- AMBAC Indemnity Corporation
COP                    -- Certificate of Participation
FGIC                   -- Financial Guaranty Insurance Company
FSA                    -- Financial Security Assurance
GNMA Coll.             -- Government National Mortgage Association Collateralized
G.O. Bonds             -- General Obligation Bonds
IFB                    -- Inverse Floating Rate Bonds
IF COP                 -- Inverse Floating Rate Certificate of Participation
MBIA                   -- Municipal Bond Investors Assurance Corporation
U.S. Govt. Coll.       -- U.S. Government Collateralized


MUNICIPAL BONDS AND NOTES (96.3%) (a)
PRINCIPAL AMOUNT                                                                                RATING (RAT)         VALUE
Alabama (1.0%)
--------------------------------------------------------------------------------------------------------------------------
     $    4,000,000  Baldwin Cnty., Eastern Shore Hlth. Care Auth. Hosp.
                       Rev. Bonds (Thomas Hospital), 6 3/4s, 4/1/21                             Baa3        $    4,030,000
          2,400,000  Jefferson Cnty., Swr. Rev. Bonds, Ser. A, FGIC,
                       5s, 2/1/33                                                               Aaa              1,992,000
                                                                                                            --------------
                                                                                                                 6,022,000

Alaska (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Valdez, Marine Term. Rev. Bonds (Sohio Pipeline),
                       7 1/8s, 12/1/25                                                          AA+              2,135,000

Arizona (2.7%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Apache Cnty., Indl. Dev. Auth. Poll. Control
                       Rev. Bonds (Tuscon Elec. Pwr. Co.), Ser. B,
                       5 7/8s, 3/1/33                                                           B2               4,368,750
          4,000,000  Coconino Cnty., Poll. Control Corp. Rev. Bonds
                       (Tuscon/Navajo Elec. Pwr.), Ser. A, 7 1/8s, 10/1/32                      B2               4,135,000
          5,000,000  Phoenix, Indl. Dev. Auth. Arpt. Fac. Rev. Bonds
                       (America West Airlines), 6 1/4s, 6/1/19                                  B1               4,643,750
          2,750,000  Tucson, Arpt. Auth. Special Fac. Rev. Bonds
                       (Lockheed Aermod Ctr. Inc.), 8.7s, 9/1/19                                Baa2             2,888,105
                                                                                                            --------------
                                                                                                                16,035,605

Arkansas (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          6,000,000  Northwest Regl. Apt. Auth. Rev. Bonds, 7 5/8s, 2/1/27                      BB/P             6,450,000

California (9.4%)
--------------------------------------------------------------------------------------------------------------------------
          7,000,000  CA Hlth. Fac. Fin. Auth. IFB (Catholic Healthcare
                       West), AMBAC, 6.306s, 7/1/17                                             Aaa              6,151,250
          3,000,000  CA Statewide Cmnty. Dev. Auth. COP
                       (The Internext Group), 5 3/8s, 4/1/30                                    BBB              2,501,250
                     Corona, COP (Vista Hosp. Syst.)
          2,775,000    Ser. B, 9 1/2s, 7/1/20 (acquired 10/23/92,
                       cost $2,775,000) (RES)                                                   B-/P             2,664,000
          5,000,000    Ser. C, 8 3/8s, 7/1/11 (acquired 3/5/96,
                       cost $5,000,000) (RES)                                                   B-/P             4,750,000
          3,500,000  San Bernardino Cnty., IF COP (PA-100-Med.
                       Ctr. Fin.), MBIA, 6 1/2s, 8/1/28 (acquired 6/27/95,
                       cost $3,777,340) (RES)                                                   AAA/P            4,270,000
          3,000,000  San Luis Obispo, COP (Vista Hosp. Sys. Inc.), 8 3/8s,
                       7/1/29 (acquired 7/28/97, cost $3,000,000) (RES)                         B-/P             2,850,000
          8,750,000  Santa Clara Cnty. Fin. Auth. Lease Rev. Bonds
                       (Vmc. Fac. Replacement), Ser. A, AMBAC,
                       6 3/4s, 11/15/20                                                         Aaa              9,800,000
         14,480,000  U. of CA Rev. Bonds (UCSD Med. Ctr. Satellite
                       Med. Fac.), 7.9s, 12/1/19                                                A-/P            14,791,753
          7,500,000  Valley Hlth. Syst. Hosp. Rev. Bonds, 6 1/2s, 5/15/25                       BBB-             7,181,250
                                                                                                            --------------
                                                                                                                54,959,503

Colorado (3.7%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  CO Edl. Fac. Auth. Rev. Bonds (Ocean Journey, Inc.),
                       8.3s, 12/1/17                                                            B/P              5,618,750
                     Denver, City & Cnty. Arpt. Rev. Bonds
          2,940,000    Ser. A, 8 3/4s, 11/15/23                                                 Baa1             3,182,550
          6,980,000    Ser. A, MBIA, 8 1/2s, 11/15/23                                           Aaa              7,373,672
          1,775,000    Ser. A, 7 3/4s, 11/15/21                                                 Baa1             1,881,500
          1,050,000    Ser. D, 7 3/4s, 11/15/13                                                 Baa1             1,224,563
                     Denver, City & Cnty. Arpt. Rev. Bonds, Ser. A
          1,060,000    8 3/4s, 11/15/23                                                         Aaa              1,168,650
            665,000    MBIA, 8 1/2s, 11/15/23                                                   Aaa                707,400
            465,000    7 3/4s, 11/15/21                                                         Aaa                503,944
                                                                                                            --------------
                                                                                                                21,661,029

Connecticut (1.3%)
--------------------------------------------------------------------------------------------------------------------------
          3,500,000  CT State Dev. Auth. Poll. Control Rev. Bonds
                       (CT Lt. & Pwr. Co.), Ser. B, 5.95s, 9/1/28                               Ba1              3,128,125
          4,000,000  CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
                       (Norwalk Health Care Inc.), Ser. A, 8.7s, 7/1/22                         AAA/P            4,525,000
                                                                                                            --------------
                                                                                                                 7,653,125

Florida (4.1%)
--------------------------------------------------------------------------------------------------------------------------
          3,210,000  Escambia Cnty., Poll. Control Rev. Bonds
                       (Champion Intl. Corp.), 6.9s, 8/1/22                                     Baa1             3,378,525
          5,000,000  Hernando Cnty., Indl. Dev. Rev. Bonds
                       (FL Crushed Stone Co.), 8 1/2s, 12/1/14                                  B+/P             5,525,000
          9,150,000  Lee Cnty., Board of Directors Hosp. IFB
                       (Lee Memorial Hosp.), MBIA, 8.887s, 3/26/20                              Aaa              9,447,375
                     Orange Cnty., Hlth. Fac. Auth. Rev. Bonds, MBIA
          2,000,000    6 1/4s, 10/1/18                                                          Aaa              2,090,000
            635,000    Ser. C, 6 1/4s, 10/1/11                                                  Aaa                687,388
          1,535,000    Ser. C, 6 1/4s, 10/1/11, Prerefunded                                     Aaa              1,669,313
          1,055,000  Pinellas Cnty. Hlth. Fac. Auth. Sun. Coast Hlth. Syst.
                       Rev. Bonds (Sun. Coast Hosp.), Ser. A,
                       8 1/2s, 3/1/20                                                           BB+              1,081,829
                                                                                                            --------------
                                                                                                                23,879,430

Georgia (4.5%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Atlanta, Arpt. Fac. Rev. Bonds, AMBAC,
                       5 1/4s, 1/1/10                                                           Aaa              1,987,500
          1,505,000  Atlanta, Special Purpose Fac. Rev. Bonds
                       (Delta Air Lines, Inc.), Ser. B, 7.9s, 12/1/18                           BBB-             1,537,598
          1,750,000  Fulton Cnty., Dev. Auth Fac. Rev. Bonds
                       (Delta Airlines, Inc.), 5 1/2s, 5/1/33                                   Baa3             1,450,313
          2,500,000  GA Med. Ctr. Hosp. Auth. IFB (Columbus Regl.
                       Hlth. Care Syst.), Ser. B, MBIA, 8.91s, 8/1/10                           Aaa              2,721,875
                     GA Muni. Elec. Pwr. Auth. Rev. Bonds, AMBAC
          7,000,000    Ser. Y, 6.4s, 1/1/13                                                     Aaa              7,525,000
          2,250,000    Ser. Z, 5 1/2s, 1/1/12                                                   Aaa              2,244,375
          3,250,000  Gwinnett Cnty., Indl. Dev. Auth. Rev. Bonds
                       (Kawneer Co. Inc.), Ser. 84, 9 1/2s, 6/1/15                              A1               3,445,228
          3,180,000  Savannah, Hosp. Rev. Bonds (Chandler Hosp.),
                       7s, 1/1/11                                                               Ba1              3,454,275
          1,900,000  Savannah, Hosp Rev. Bonds (Candler Hosp.),
                       7s, 1/1/23                                                               Ba1              2,063,875
                                                                                                            --------------
                                                                                                                26,430,039

Illinois (4.8%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Chicago, Midway Arpt. Rev. Bonds, Ser. A, MBIA,
                       5 1/8s, 1/1/35                                                           Aaa              4,181,250
                     Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
          5,043,000    (United Air Lines, Inc.), Ser. B, 8.95s, 5/1/18                          Baa2             5,366,710
          3,020,000    (United Air Lines, Inc.), Ser. 84A, 8.85s, 5/1/18                        Baa2             3,210,955
          1,725,000    (United Air Lines, Inc.), Ser. 84B, 8.85s, 5/1/18                        Baa2             1,834,072
          3,000,000    (American Airlines, Inc.), 8.2s, 12/1/24                                 Baa1             3,367,500
          5,000,000    (American Airlines, Inc.), Ser. A, 7 7/8s, 11/1/25                       Baa1             5,209,600
          2,500,000  IL Dev. Fin. Auth. Retirement Hsg. Rev. Bonds
                       (Regency Park-Lincolnwood), Ser. A, 10 1/4s,
                        4/15/19 (acquired 5/10/90, cost $2,396,628)
                       (In default) (NON) (RES)                                                 D/P              1,925,000
          3,250,000  IL, Dev. Fin. Auth. Hosp. Rev. Bonds (Adventist Hlth.
                       Syst./Sunbelt Obligation), 5.65s, 11/15/24                               A1               2,786,875
                                                                                                            --------------
                                                                                                                27,881,962

Indiana (2.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,500,000  IN State Dev. Fin. Auth. Rev. Bonds (USX Corp.),
                       5.6s, 12/1/32                                                            Baa2             2,134,375
          9,300,000  Indianapolis Indl. Arpt. Auth. Special Fac. Rev. Bonds
                       (Federal Express Corp.), 7.1s, 1/15/17                                   Baa2             9,962,625
                                                                                                            --------------
                                                                                                                12,097,000

Iowa (1.1%)
--------------------------------------------------------------------------------------------------------------------------
                     IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                       (Care Initiatives)
          3,000,000    9 1/4s, 7/1/25                                                           BB/P             3,750,000
          2,215,000    9.15s, 7/1/09                                                            BB/P             2,671,844
                                                                                                            --------------
                                                                                                                 6,421,844

Kansas (2.9%)
--------------------------------------------------------------------------------------------------------------------------
          7,500,000  Burlington, Poll. Control IFB (KS Gas & Electric),
                       Ser. 91-4, MBIA, 9.626s, 6/1/31
                       (acquired 12/17/91, cost $7,800,000) (RES)                               Aaa              8,090,625
          8,400,000  Witchita, Hosp. IFB, Ser. 111-A, MBIA,
                       9.351s, 10/20/17                                                         Aaa              8,872,500
                                                                                                            --------------
                                                                                                                16,963,125

Kentucky (2.1%)
--------------------------------------------------------------------------------------------------------------------------
          7,785,000  Kenton Cnty., Arpt. Board Special Fac. Rev. Bonds
                       (Delta Air Lines, Inc.), Ser. A, 7 1/2s, 2/1/20                          Baa3             8,203,444
          1,000,000  Scott Cnty., Indl. Dev. Rev. Bonds
                       (Hoover Group Inc.), 8 1/2s, 11/1/14                                     Ba3              1,075,000
          2,740,000  Trimble Cnty., Poll. Control Rev. Bonds, Ser. B,
                       6.55s, 11/1/20                                                           Aa2              2,859,875
                                                                                                            --------------
                                                                                                                12,138,319

Louisiana (2.8%)
--------------------------------------------------------------------------------------------------------------------------
         12,500,000  Lake Charles, Harbor & Term. Dist. Port Fac.
                       Rev. Bonds (Trunkline Co.), 7 3/4s, 8/15/22                              A3              13,609,375
          2,750,000  W. Feliciana, Parish Poll. Control Rev. Bonds
                       (Gulf States Util. Co.), Ser. C, 7s, 11/1/15                             Ba1              2,884,063
                                                                                                            --------------
                                                                                                                16,493,438

Maryland (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds,
                       (Doctors Cmnty. Hosp.), 8 3/4s, 7/1/12                                   Aaa              4,204,400

Massachusetts (5.7%)
--------------------------------------------------------------------------------------------------------------------------
                     MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          3,600,000    (Rehab. Hosp. Cape & Islands), Ser. A,
                       7 7/8s, 8/15/24                                                          BB/P             4,104,000
          1,010,000    (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11                         Ba1              1,078,175
          3,000,000    (New England Baptist Hosp.), Ser. B, 7.3s, 7/1/11                        AAA              3,202,500
          1,100,000    (Beth Israel Hosp.), Ser. E, 7s, 7/1/14                                  A2               1,124,728
          1,185,000    (Norwood Hosp.), Ser. C, 7s, 7/1/14                                      Ba2              1,319,794
          2,000,000    (Beth Israel Hosp.), Ser. E, 7s, 7/1/09                                  A2               2,044,000
          3,400,000    (Sisters Providence Hlth. Syst), Ser. A,
                       6 5/8s, 11/15/22                                                         Aaa              3,701,750
          7,645,000  MA State Hsg. Fin. Agcy. Rev. Bonds, 7s, 7/1/40
                       (acquired 6/3/98, cost 7,739,333) (RES)                                  Aaa              6,163,781
          5,000,000  MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                       (Southeastern MA), Ser. B, 9 1/4s, 7/1/15                                BB-/P            5,412,500
                     MA State Indl. Fin. Agcy. Rev. Bonds
          2,000,000    (Orchard Cove Inc.), U. S. Govt. Coll., 9s, 5/1/22                       AAA/P            2,262,500
          2,715,000    (MA Tpk.), 9s, 10/1/20                                                   AAA/P            2,876,108
                                                                                                            --------------
                                                                                                                33,289,836

Michigan (4.4%)
--------------------------------------------------------------------------------------------------------------------------
          4,245,000  Detroit, Dev. Fin. Auth. Tax Increment Rev. Bonds,
                       Ser. A, 9 1/2s, 5/1/21                                                   BBB+/P           4,876,444
          2,000,000  MI State Strategic Fund Resource Recvy. Ltd.
                       Rev. Bonds (Wayne Energy), Ser. A, 6.9s, 7/1/19                          B/P              1,857,500
          8,000,000  Midland Cnty., Econ. Dev. Corp. Rev. Bonds
                       ((Poll. Ctrl.)), Ser. B, 9 1/2s, 7/23/09                                 B+/P             8,342,400
          2,700,000  Pontiac Hosp. Fin. Auth. Rev. Bonds (NOMC
                       Obligation Group), 6s, 8/1/18                                            Baa3             2,480,625
          6,785,000  Waterford, Econ. Dev. Corp. Rev. Bonds
                       (Canterbury Hlth.), 6s, 1/1/39
                       (acquired 12/31/98, cost $6,785,000) (RES)                               B-/P             6,310,050
          2,000,000  Wayne Charter Cnty., Special Arpt. Facs. Rev. Bonds
                       (Northwest Airlines), 6s, 12/1/29                                        BB+/P            1,805,000
                                                                                                            --------------
                                                                                                                25,672,019

Minnesota (2.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,875,000  Chaska, Indl. Dev. Rev. Bonds (Lifecore
                       Biomedical, Inc.), 10 1/4s, 9/1/20                                       BB/P             2,030,813
          4,785,000  MN State Hsg. Fin. Agcy. Single Fam. Rev. Bonds,
                       Ser. E, 6.85s, 1/1/24                                                    Aa2              4,910,606
          5,685,000  St. Paul, Hsg. & Hosp. Redev. Auth. Rev. Bonds
                       (Healtheast), Ser. B, 6 5/8s, 11/1/17                                    Baa3             5,379,431
                                                                                                            --------------
                                                                                                                12,320,850

Mississippi (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          2,250,000  MS Bus. Fin. Corp. Poll. Control Rev. Bonds
                       (Syst. Energy Res., Inc.), 5.9s, 5/1/22                                  BBB1             1,980,000

Missouri (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          3,500,000  Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev. Bonds
                       (Park Lane Med. Ctr.), 8 3/4s, 1/1/15                                    BB+/P            3,577,980

Nebraska (1.7%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Gage Cnty, Indl. Dev. Rev. Bonds (Hoover
                       Group Inc.), 8 1/2s, 12/1/07                                             Ba3              2,152,500
          2,500,000  Kearney, Indl. Dev. Rev. Bonds (Great Platte
                       River Road), 6 3/4s, 1/1/28                                              B-/P             2,031,250
                     NE Investment Fin. Auth. Single Fam. Mtge. IFB
            400,000    Ser. B, GNMA Coll., 11.316s, 3/15/22                                     Aaa                418,904
          1,400,000    Ser. B, GNMA Coll., 10.065s, 10/17/23                                    Aaa              1,477,000
          1,500,000    GNMA Coll., 8.8855s, 9/15/24                                             Aaa              1,552,500
          2,150,000    Ser. C, 7.817s, 3/1/20                                                   Aaa              2,112,375
                                                                                                            --------------
                                                                                                                 9,744,529

Nevada (1.8%)
--------------------------------------------------------------------------------------------------------------------------
                     Clark Cnty., Indl. Dev. Rev. Bonds
          4,000,000    (NV Pwr. Co.), 7.8s, 6/1/20                                              Baa2             4,129,560
          6,000,000    (Southwest Gas Corp.), Ser. B, 7 1/2s, 9/1/32                            Baa2             6,352,500
                                                                                                            --------------
                                                                                                                10,482,060

New Hampshire (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          2,565,000  NH Bus. Fin. Auth. Rev. Bonds (Alice Peck Day
                       Hlth. Syst.), Ser. A, 7s, 10/1/29                                        BB+/P            2,369,419
          2,025,000  NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
                       (Alice Peck Day Memorial Hosp.), 9 3/8s, 11/1/20                         BB+/P            2,187,446
                                                                                                            --------------
                                                                                                                 4,556,865

New Jersey (2.4%)
--------------------------------------------------------------------------------------------------------------------------
          6,500,000  NJ Econ. Dev. Auth. Special Fac. Rev. Bonds
                       (Continental Airlines, Inc.), 6 1/4s, 9/15/29                            Ba2              6,093,750
          7,650,000  NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
                       (St. Elizabeth Hosp.), Ser. B, 8 1/4s, 7/1/20                            Aaa              7,973,060
                                                                                                            --------------
                                                                                                                14,066,810

New York (6.0%)
--------------------------------------------------------------------------------------------------------------------------
                     NY City, G.O. Bonds
          7,000,000    Ser. F, 8 1/4s, 11/15/10                                                 Aaa              7,647,500
          4,925,000    Ser. D, 8s, 8/1/18 (Group C)                                             Aaa              5,306,688
         12,000,000  NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
                       (British Airways), 5 1/4s, 12/1/32                                       A2              10,350,000
          5,000,000  NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds, 7.05s,
                       6/15/17 (acquired 5/21/98, cost $5,292,577) (RES)                        AAA/P            4,593,750
          2,000,000  Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                       (Solvay Paperboard LLC), 7s, 11/1/30                                     B/P              1,917,500
          5,000,000  Port Auth. NY & NJ G.O. Bonds, Ser. 96, FGIC,
                       6.6s, 10/1/23                                                            Aaa              5,287,500
                                                                                                            --------------
                                                                                                                35,102,938

North Carolina (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  NC Muni. Pwr. Agcy. Syst. Rev. Bonds, Ser. A,
                       5 3/4s, 1/1/26                                                           BBB              2,658,750

Ohio (3.8%)
--------------------------------------------------------------------------------------------------------------------------
         20,000,000  OH State Air Quality Dev. Auth. Rev. Bonds
                       (Cleveland Co.), FGIC, 8s, 12/1/13                                       Aaa             21,950,000

Oklahoma (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          3,500,000  Tulsa Muni. Arpt. Trust Rev. Bonds
                       (American Airlines, Inc.), 7 3/8s, 12/1/20                               Baa1             3,645,565

Pennsylvania (6.9%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Allegheny Cnty., Indl. Dev. Auth. Arpt. Special Fac.
                       Rev. Bonds (U.S. Air, Inc.), Ser. B, 8 1/2s, 3/1/21(SEG)                 B+               4,235,000
          4,500,000  Dauphin Cnty., Gen. Auth. Rev. Bonds
                       (Office & Pkg.), Ser. A, 6s, 1/15/25                                     BB-/P            4,078,125
          1,815,000  Montgomery Cnty., Higher Ed. & Hlth. Auth.
                       Rev. Bonds (Northwestern Corp.), Ser. A,
                       8 3/8s, 6/1/04                                                           AAA              1,895,822
          7,250,000  PA Convention Ctr. Auth. Rev. Bonds, MBIA,
                       6.7s, 9/1/14                                                             Aaa              7,884,369
          7,750,000  PA Econ. Dev. Fin. Auth. Rev. Bonds
                       (MacMillan Ltd. Partnership), 7.6s, 12/1/20                              A                8,902,813
          1,000,000  PA State Econ. Dev. Fin. Auth. Resource Recvy.
                       Rev. Bonds (Colver), Ser. D, 7 1/8s, 12/1/15                             BBB-             1,062,500
                     PA State Higher Ed. Assistance Agcy. IFB, Ser. B
          6,000,000    MBIA, 10.94s, 3/1/20                                                     Aaa              6,877,500
          2,000,000    AMBAC, 8.209s, 3/1/22                                                    Aaa              2,037,500
          2,000,000  Philadelphia, Auth. For Indl. Dev. Arpt. Rev. Bonds
                       (Aero Philadelphia LLC), 5 1/2s, 1/1/24                                  BB/P             1,710,000
          5,000,000  Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev. Bonds
                       (Graduate Hlth. Syst.), 7 1/4s, 7/1/10 (acquired
                       4/11/96, cost $5,028,299) (In default) (NON) (RES)                       B2               1,650,000
                                                                                                            --------------
                                                                                                                40,333,629

South Carolina (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  SC State Hsg. Fin. & Dev. Auth. Multi-Fam. Mtge.
                       Rev. Bonds, 8 1/2s, 10/1/21                                              BBB              5,275,000

Tennessee (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Memphis-Shelby Cnty. Arpt. Auth. Rev. Bonds
                       (Federal Express), 6 3/4s, 9/1/12                                        Baa2             2,097,500

Texas (9.0%)
--------------------------------------------------------------------------------------------------------------------------
         10,100,000  Alliance, Arpt. Auth. Rev. Bonds
                       (Federal Express Corp.), 6 3/8s, 4/1/21                                  Baa2             9,973,750
          3,000,000  Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                       (American Airlines, Inc.), 7 1/2s, 12/1/29                               Baa1             3,130,260
          3,850,000  Amarillo, Hlth. Fac. Hosp. Corp. IFB (High Plains
                       Baptist Hosp.), FSA, 9.20s, 1/1/22                                       Aaa              4,326,438
                     Bell Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                       (Heartway Corp.)
            420,000    Ser. B, 10s, 3/1/19                                                      CCC/P               31,500
          2,490,000    Ser. A, 9 1/2s, 3/1/19                                                   CCC/P            2,371,725
          3,200,000  Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                       (St. Luke's Lutheran Hosp.), 7.9s, 5/1/11                                AAA/P            3,540,000
          7,250,000  Brazos River, Poll. Control Auth. Rev. Bonds
                       (TX Utils. Elec. Co.), Ser. A, 7 7/8s, 3/1/21                            A3               7,612,500
                     Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp.
                       Rev. Bonds (American Airlines, Inc.)
          4,500,000    7 1/2s, 11/1/25                                                          Baa1             4,687,695
          3,000,000    7 1/4s, 11/1/30                                                          Baa1             3,172,500
          8,000,000    6 3/8s, 5/1/35                                                           Baa1             7,670,000
          2,150,000  Houston, Arpt. Syst. Rev. Bonds (Continental
                       Airline), Ser. B, 6 1/8s, 7/15/27(SEG)                                   Ba1              1,956,500
          2,000,000  Lower Neches Valley, Indl. Dev. Swr. Auth. Rev.
                       Bonds (Mobil Oil Refining Corp.), 6.4s, 3/1/30                           Aa2              2,050,000
          2,000,000  Tomball, Hosp. Auth. Rev. Bonds
                       (Tomball Regl. Hosp.), 6s, 7/1/29                                        BBB/P            1,800,000
                                                                                                            --------------
                                                                                                                52,322,868

Utah (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Tooele Cnty., Hazardous Waste Treatment
                       Rev. Bonds (Union Pacific), Ser. A, 5.7s, 11/1/26                        Baa3             4,425,000

Virginia (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          5,400,000  Fredericksburg, Indl. Dev. Auth. Hosp. Fac. IFB, FGIC,
                       9.671s, 8/15/23                                                          Aaa              6,041,250

Washington (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  King Cnty., G.O. Bonds, Ser. C, 6 1/4s, 1/1/32                             Aa1              5,062,500

West Virginia (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          2,500,000  Princeton, Hosp. Rev. Bonds
                       (Cmnty. Hosp. Assn., Inc.), 6.1s, 5/1/29                                 BBB              2,278,125
          3,320,000  Randolph Cnty. Rev. Bonds (Davis Memorial Hosp.),
                       Ser. A, 7.65s, 11/1/21                                                   Baa1             3,544,100
                                                                                                            --------------
                                                                                                                 5,822,225
                                                                                                            --------------
                     Total Municipal Bonds and Notes
                       (cost $567,460,241)                                                                  $  561,853,993

PREFERRED STOCKS (1.4%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Charter Mac Equity Issue Trust 144A, 6.625%, cum. pfd.
                       (acquired 6/11/99, cost $4,000,000) (RES)                                            $    3,940,000
          4,000,000  MuniMae Tax Exempt Bond Subsidiary, LLC 144A ,
                       6.875%, cum. pfd. (acquired 5/7/99, cost $4,000,000) (RES)                                3,980,000
                                                                                                            --------------
                     Total Preferred Stocks (cost $8,000,000)                                               $    7,920,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $575,460,241) (b)                                              $  569,773,993
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $583,582,781.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      October 31, 1999 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 1999.
      Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $575,460,241, resulting in gross unrealized appreciation and depreciation of $18,241,572 and $23,927,820, respectively, or net unrealized depreciation of $5,686,248.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 1999.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 1999 was $51,187,206 or 8.8% of net assets.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates are current interest rates at October 31, 1999.

      The fund had the following industry group concentrations greater than 10% at October 31, 1999 (as a percentage of net assets):

          Health care        24.8%
          Transportation     24.7
          Utilities          18.8

      The fund had the following insurance concentration greater than 10% at October 31, 1999 Report (as a percentage of net assets):

          MBIA               11.1%


-------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 1999
                                     Aggregate Face     Expiration  Unrealized
                         Total Value     Value             Date    Depreciation
-------------------------------------------------------------------------------
Muni Index Future
(Long)                  $55,187,500   $55,753,088         Dec-99    $(565,588)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
October 31, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $575,460,241) (Note 1)                                            $569,773,993
-----------------------------------------------------------------------------------------------
Cash                                                                                  4,480,415
-----------------------------------------------------------------------------------------------
Interest and other receivables                                                       12,452,245
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                          540,482
-----------------------------------------------------------------------------------------------
Receivable for variation margin                                                         500,000
-----------------------------------------------------------------------------------------------
Total assets                                                                        587,747,135

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 2,957,634
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          1,051,103
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            16,682
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                852
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  138,083
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     4,164,354
-----------------------------------------------------------------------------------------------
Net assets                                                                         $583,582,781

Represented by
-----------------------------------------------------------------------------------------------
Series A, B and C remarketed preferred shares, without par value: 8,000
shares authorized (1,750 shares issued at $100,000 per share) (Note 4)             $175,000,000
-----------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)             431,369,523
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                          4,732,508
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                               (21,267,414)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                           (6,251,836)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $583,582,781

Computation of net asset value
-----------------------------------------------------------------------------------------------
Series A, B, and C remarketed preferred shares                                     $175,000,000
-----------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                          163,847
-----------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred
shares -- liquidation preference                                                   $175,163,847
-----------------------------------------------------------------------------------------------
Net assets available to common shares                                              $408,418,934
-----------------------------------------------------------------------------------------------
Net asset value per common shares
($408,418,934 divided by 46,577,958 shares)                                               $8.77
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of operations
Year ended October 31, 1999
Tax exempt interest income:                                                         $42,506,751
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      4,208,547
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          448,638
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        15,775
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          8,308
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  41,027
-----------------------------------------------------------------------------------------------
Registration fees                                                                            75
-----------------------------------------------------------------------------------------------
Auditing                                                                                 63,648
-----------------------------------------------------------------------------------------------
Legal                                                                                    13,812
-----------------------------------------------------------------------------------------------
Postage                                                                                  51,741
-----------------------------------------------------------------------------------------------
Exchange listing fees                                                                    41,302
-----------------------------------------------------------------------------------------------
Other                                                                                    32,921
-----------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                  465,364
-----------------------------------------------------------------------------------------------
Total expenses                                                                        5,391,158
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (82,508)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          5,308,650
-----------------------------------------------------------------------------------------------
Net investment income                                                                37,198,101
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Note 1)                                            (1,532,801)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the year              (43,457,589)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                             (44,990,390)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                               $ (7,792,289)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets
                                                                                      Year ended October 31
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Decrease in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $ 37,198,101    $ 36,388,505
---------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                     (1,532,801)     (2,692,611)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                           (43,457,589)      2,673,279
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                      (7,792,289)     36,369,173
---------------------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders from
net investment income                                                                (5,927,040)     (6,397,736)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations applicable to common shareholders (excluding
cumulative undeclared dividends on remarketed preferred
shares of $163,847 and $137,511, respectively)                                      (13,719,329)     29,971,437
---------------------------------------------------------------------------------------------------------------
Distributions to common shareholders from
net investment income                                                               (35,366,281)    (35,091,416)
---------------------------------------------------------------------------------------------------------------
Issuance of common shares in connection with
reinvestment of distributions                                                         3,764,792       3,980,143
---------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                                        (45,320,818)     (1,139,836)

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                   628,903,599     630,043,435
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income
of $4,732,508 and $8,804,371, respectively)                                        $583,582,781    $628,903,599

Number of fund shares
---------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of year                                       46,221,286      45,852,179
---------------------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of distributions                          356,672         369,107
---------------------------------------------------------------------------------------------------------------
Common shares outstanding at end of year                                             46,577,958      46,221,286
---------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of year                                                                 1,750           1,750
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                         Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                                     $9.82            $9.92            $9.85           $10.08            $9.49
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .80              .79              .84              .86              .90
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.96)             .01              .13             (.19)             .60
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                (.16)             .80              .97              .67             1.50
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                            (.13)            (.14)            (.14)            (.14)            (.15)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                               (.76)            (.76)            (.76)            (.76)            (.76)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.89)            (.90)            (.90)            (.90)            (.91)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period
(common shares)                                     $8.77            $9.82            $9.92            $9.85           $10.08
------------------------------------------------------------------------------------------------------------------------------------
Market value,
end of period
(common shares)                                     $9.81           $11.44           $11.75           $10.88           $10.63
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
market value
(common shares) (%)(a)                              (7.72)            4.52            16.01            10.26            24.23
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund) (in thousands)                      $583,583         $628,904         $630,043         $622,566         $628,454
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)                         1.23             1.22             1.21             1.24             1.20
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)                         7.12             6.57             7.13             7.31             7.70
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         12.88            19.97             9.63            78.92            79.71
------------------------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effects of sales charges.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements.(Note 2)



Notes to financial statements
October 31, 1999

Note 1
Significant accounting policies

Putnam Managed Municipal Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities which Putnam believes does not involve undue risk to income or principal. Up to 50% of the fund's assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund also uses leverage by issuing preferred shares in an effort to increase the income to the common shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by Trustees.

B) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

C) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended October 31, 1999, the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 1999, the fund had a capital loss carryover of approximately $19,995,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover             Expiration
--------------             ----------------
   $ 1,887,000             October 31, 2002
       321,000             October 31, 2003
    11,188,000             October 31, 2005
     2,895,000             October 31, 2006
     3,704,000             October 31, 2007

G) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period for Series A and B and a 7-day period for Series
C. The applicable dividend rate for the remarketed preferred shares on October 31, 1999 was Series A 3.75%, Series B 3.55%, and Series C 3.34%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These differences include temporary and permanent differences of losses on wash sale transactions, reversal of stradle loss deferrals, defaulted bond interest, and market discount. For the year ended October 31, 1999, the fund reclassified $23,357 to increase undistributed net investment income and $23,357 to increase accumulated net realized losses. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

H) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1999, fund expenses were reduced by $82,508 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $892 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the year ended October 31, 1999, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $91,072,591 and $77,302,234, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Remarketed preferred shares

The Series A (550), B (550) and C (650) shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 1999, no such restrictions have been placed on the fund.

Note 5
Change in independent accountants
(Unaudited)

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as this fund's independent accountants and voted to appoint KPMG LLP for the fund's fiscal year ended October 31, 1999. During the two previous fiscal years, PricewaterhouseCoopers LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through July 14, 1999, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.


Federal tax information
(Unaudited)

The fund has designated 99.4% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.


Results of October 7, 1999 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on October 7, 1999. At the meeting, each of the nominees for Trustees was elected, as follows:

                           Common Shares               Preferred Shares
                                       Votes                          Votes
                         Votes for    withheld     Votes for         withheld

Jameson Adkins Baxter    39,208,686   530,883        1,301               0
Hans H. Estin            39,171,609   567,960        1,301               0
Ronald J. Jackson        39,201,827   537,742        1,301               0
Paul L. Joskow           39,209,628   529,941        1,301               0
Elizabeth T. Kennan      39,191,555   548,014        1,301               0
Lawrence J. Lasser       39,218,107   521,462        1,301               0
John H. Mullin III       39,212,585   526,984        1,301               0
William F. Pounds        39,178,510   561,059        1,301               0
George Putnam            39,195,053   544,516        1,301               0
George Putnam, III       39,223,640   515,929        1,301               0
A.J.C. Smith             39,209,207   530,362        1,301               0
W. Thomas Stephens       39,228,865   510,704        1,301               0
W. Nicholas Thorndike    39,204,123   535,446        1,301               0
J.A. Hill                   not applicable           1,301               0
R.E Patterson               not applicable           1,301               0

A proposal to ratify the selection of KPMG LLP as the independent auditors of your fund was approved as follows: Common Shares -- 39,030,083 votes for, and 211,212 votes against, with 498,274 abstentions and broker non-votes. Preferred Shares -- 1,301 votes for, and 0 votes against, with 0 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.


Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

KPMG LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminv.com) any time for up-to-date information about the fund's NAV.


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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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For account balances, economic forecasts, and the latest on Putnam funds, visit
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56817/052 12/99